Note 14 - Income Taxes - Deferred Tax Assets (Details) - USD ($) $ in Thousands	Mar. 31, 2018	Mar. 25, 2017
Net operating loss carryforwards	$ 11,472	$ 15,984
Income tax credits	347	323
Inventory reserves and additional costs capitalized	787	1,450
Accrued vacation	40	109
Deferred rent	136
Non-qualified stock options and restricted stock	2	5
Other	77	146
Total deferred tax assets	12,861	18,017
Valuation allowance	(12,861)	(18,017)
Net deferred tax assets